                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  OCTOBER 7, 1996



                       AMERICAN ARTISTS FILM CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          MISSOURI                      000-20759               43-1717111
----------------------------     -----------------------      --------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                       Identification
                                                                  Number)



          1245 FOWLER ST., N.W., ATLANTA, GEORGIA         30318
          ----------------------------------------     ----------
          (Address of principal executive offices)     (Zip Code)



     Registrant's telephone number, including area code    (404) 876-7373
                                                         -----------------


                               SETAB ALPHA, INC.
                244 B GREENYARD DRIVE, BALLWIN, MISSOURI  63011
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On October 7, 1996, American Artists Film Corporation, a Georgia corporation ("AAFC"), merged with and into Registrant pursuant to an Agreement and Plan of Merger dated as of May 1, 1996 (the "Merger Agreement"). Registrant was the surviving corporation of the merger (the "Merger"). In connection with the Merger, Registrant was renamed "American Artists Film Corporation."

     The shareholders of Registrant consented to the Merger as of May 1, 1996. The shareholders of AAFC approved the Merger at a meeting on September 28, 1996, pursuant to a Joint Proxy Statement/Prospectus contained within Registrant's Form S-4 Registration Statement (No. 333-4159) filed with the Securities and Exchange Commission (the "Commission") on May 20, 1996, which became effective September 16, 1996.

     In the Merger each of the 9,407,837 shares of outstanding common stock of AAFC was converted into 0.5862 share of the capital stock of Registrant, of which the first 100 shares issued to each AAFC shareholder of record (aggregating 12,600 shares) were issued as Class A Common Stock, par value $0.001 per share, and the remainder (aggregating 5,502,277 shares) were issued as Class B Common Stock, par value $0.001 per share. Outstanding options and warrants to purchase an aggregate of 3,815,328 shares of common stock of AAFC were replaced by options and warrants to purchase an aggregate of 2,236,545 shares of Class B Common Stock of Registrant. No fractional shares were issued. No cash consideration was paid by either Registrant or AAFC to the other, no payments were required for dissenting shareholders, and no payment was made in respect of fractional shares.

     Prior to the Merger, the shareholders of AAFC owned in the aggregate 14,666 shares (2.09%) of the outstanding Class A Common Stock of Registrant and none of the outstanding Class B Common Stock of Registrant (comprising in the aggregate 2.09% of the aggregate outstanding voting stock of the Registrant). After the Merger, the former shareholders of AAFC owned 27,266 shares (3.8%) of the outstanding Class A Common Stock of Registrant and 5,502,277 shares (100%) of the outstanding Class B Common Stock of Registrant (comprising 88.97% of the aggregate outstanding voting stock of Registrant).

     Steven D. Brown, Rex Hauck, Vivian W. Jones and Glen C. Warren are parties to a Voting Agreement, dated April 29, 1996, under which they are bound to vote their shares of stock of Registrant, consisting of an aggregate of 900 shares (.0012%) of Registrant's Class A Common Stock and 3,303,002 shares (60.02%) of Registrants Class B Common Stock (comprising 53.16% of the aggregate outstanding voting stock of Registrant), as a block in accordance with the majority vote (by shares) among themselves. By reason of this Voting Agreement, Messrs. Hauck, Brown, Warren and Ms. Jones may be deemed "controlling persons" of Registrant.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     See Item 1 above for a description of the merger of American Artists Film Corporation, a Georgia corporation, with and into Registrant, effective October 7, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         It is impracticable for Registrant to provide the required financial statements and pro forma financial information for the acquired business at the time this report on Form 8-K is filed. Registrant will file such financial statements and pro forma financial information as soon as it is available, which shall not be later than December 20, 1996.

     (B)  EXHIBITS.

     2.1 Agreement and Plan of Merger dated as of May 1, 1996 (previously filed as Exhibit 2.1 to Registrant's Registration Statement No. 333-4159 on Form SB-2 and incorporated herein by this reference)

    10.1 Voting Agreement, dated April 29, 1996, among Steven D. Brown, Rex Hauck, Vivian W. Jones and Glen W. Warren (previously filed as Exhibit
          10.22 to Registrant's Registration Statement No. 333-4159 on Form SB-2 and incorporated herein by this reference)



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN ARTISTS FILM CORPORATION


                                       By: /s/ Steven D. Brown
                                           ------------------------------
                                           Steven D. Brown
                                           Chief Executive Officer


Date:  October 21, 1996